Exhibit 13.1

CERTIFICATION
Pursuant to 18 United States Code § 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The undersigned hereby certify that the Annual Report on Form 20-F for the fiscal year ended January 31, 2010 of PolyMet Mining Corp. (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2010	By:	/s/ Joseph Scipioni
	Name:	Joseph Scipioni
Chief Executive Officer (Principal Executive
	Title:	Officer

Date: April 30, 2010	By:	/s/ Douglas Newby
	Name:	Douglas Newby
Chief Financial Officer (Principal Financial
	Title:	Officer)